Exhibit B

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13D with respect to the common stock, par value $0.0001 per share, of Sunesis Pharmaceuticals, Inc., a Delaware corporation, is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated:  October 6, 2005                 WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                               By:  Warburg Pincus Partners LLC,
                                                      its General Partner

                                                      By:  Warburg Pincus & Co.,
                                                           its Managing Member

                                        By:   /s/ Scott A. Arenare
                                              ----------------------------------
                                             Name:   Scott A. Arenare
                                             Title:  Partner

Dated:  October 6, 2005                 WARBURG PINCUS & CO.

                                        By:   /s/ Scott A. Arenare
                                              ----------------------------------
                                             Name:   Scott A. Arenare
                                             Title:  Partner

Dated:  October 6, 2005                 WARBURG PINCUS LLC

                                        By:   /s/ Scott A. Arenare
                                              ----------------------------------
                                             Name:  Scott A. Arenare
                                                    Title:  Member

Dated:  October 6, 2005                 WARBURG PINCUS PARTNERS LLC

                                               By:  Warburg Pincus & Co.,
                                                     its Managing Member

                                        By:   /s/ Scott A. Arenare
                                              ----------------------------------
                                             Name:  Scott A. Arenare
                                                    Title:  Partner